Exhibit 10.2

Execution Version

AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of February 12, 2021, is among ROYAL CARIBBEAN CRUISES LTD., a Liberian corporation (the “Borrower”), the various financial institutions party hereto (collectively, the “Lender Parties”) and The Bank of Nova Scotia, as administrative agent (the “Administrative Agent”) for the Lender Parties.

PRELIMINARY STATEMENTS

(1)           The Borrower, the various financial institutions party thereto and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated as of April 5, 2019, as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof (such Amended and Restated Credit Agreement as in effect immediately prior to giving effect to this Amendment, the “Existing Agreement” and as amended hereby, the “Amended Agreement”); and

(2)            The Borrower and the Lender Parties have agreed to amend the Existing Agreement as hereinafter set forth herein.

NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1. Amendments to the Existing Agreement. The Borrower, the Administrative Agent and the Lender Parties agree that the Existing Agreement is, subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended on the Amendment Effective Date as follows:

(a)            Section 1.1 of the Existing Agreement shall be amended by adding the following defined terms in appropriate alphabetical order:

“Annualized Net Cash from Operating Activities” means, with respect to any calculation of net cash from operating activities for any period:

(a) in the case of the period of four consecutive Fiscal Quarters ending with the first Fiscal Quarter ending after the last day of the Waiver Period (and, if applicable, with respect to the period of four consecutive Fiscal Quarters ending with the Fiscal Quarter for which compliance with the covenants set forth in Section 6.2.4 is tested for purposes of determining whether a Covenant Modification Date has occurred), the product of (i) net cash from operating activities for such Fiscal Quarter and (ii) four,

(b) in the case of the period of four consecutive Fiscal Quarters ending with the second Fiscal Quarter ending after the last day of the Waiver Period, the product of (i) the sum of net cash from operating activities for such Fiscal Quarter and the immediately preceding Fiscal Quarter and (ii) two, and

(c) in the case of the period of four consecutive Fiscal Quarters ending with the third Fiscal Quarter ending after the last day of the Waiver Period, the product of (i) the sum of net cash from operating activities for such Fiscal Quarter and the two immediately preceding Fiscal Quarters and (ii) four-thirds,

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in each case determined in accordance with GAAP as shown in the Borrower’s consolidated statements of cash flows for such period.

“Covenant Modification Date” means the first date after January 1, 2022 as so designated in a written notice, executed by the chief financial officer, the treasurer or the corporate controller of the Borrower, to the Administrative Agent as the “Covenant Modification Date”; provided that such notice shall provide reasonably detailed calculations, in form and substance reasonably satisfactory to the Administrative Agent, demonstrating compliance with the covenants set forth in Section 6.2.4 of this Agreement as of the most recently ended Fiscal Quarter for which financial statements were required to be delivered pursuant to Section 6.1.1 of this Agreement.

(b)           Section 1.1 of the Existing Agreement shall be amended by amending and restating the following defined terms:

“Adjustable Amount” means, as of any time of determination, $500,000,000; provided if the aggregate amount of New Capital is equal to or greater than $500,000,000, then the Adjustable Amount shall be $350,000,000.

“Fixed Charge Coverage Ratio” means, as of the end of any Fiscal Quarter, the ratio computed for the period of four consecutive Fiscal Quarters ending on the close of such Fiscal Quarter of:

(a)          (i) net cash from operating activities (determined in accordance with GAAP) for such period; or

(ii) for each of the first three Fiscal Quarters ending after the last day of the Waiver Period (and, for purposes of determining whether a Covenant Modification Date has occurred, the Fiscal Quarter most recently ended prior to the proposed Covenant Modification Date for which financial statements were required to be delivered pursuant to Section 6.1.1 of this Agreement), Annualized Net Cash from Operating Activities for such period, in each case as shown in the Borrower’s consolidated statements of cash flows for such period, to

(b) the sum of:

(i) dividends actually paid by the Borrower during such period (including, without limitation, dividends in respect of preferred stock of the Borrower); plus

(ii) scheduled cash payments of principal of all debt less New Financings (determined in accordance with GAAP, but in any event including Capitalized Lease Liabilities),

in each case, of the Borrower and its Subsidiaries for such period.

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“New Capital” means the aggregate gross amount of proceeds from any capital (whether in the form of debt, equity or otherwise) raised by the Borrower or any of its Subsidiaries in one or a series of financings after January 1, 2021 (including (i) amounts borrowed (that were previously undrawn) under committed term loan facilities existing as of such date and (ii) indebtedness borrowed in lieu of the committed term loan facilities described in the foregoing clause (i) if the incurrence of such indebtedness results in a reduction or termination of such commitments); provided that proceeds of any capital raise which are used substantially concurrently for (i) the purchase price of a new Vessel or (ii) repayment of existing Indebtedness (other than Indebtedness (x) maturing no later than the end of the first full calendar year following the date of such repayment or (y) under any revolving credit agreement the repayment of which is not accompanied by a corresponding permanent reduction in the related revolving credit commitments), in each case, shall not constitute New Capital.

“Stockholders’ Equity” means, as at any date, the Borrower’s stockholders’ equity on such date, excluding Accumulated Other Comprehensive Income (Loss), determined in accordance with GAAP; provided that:

(a) any non-cash charge to Stockholders’ Equity resulting (directly or indirectly) from a change after the Effective Date in GAAP or in the interpretation thereof shall be disregarded in the computation of Stockholders’ Equity such that the amount of any reduction thereof resulting from such change shall be added back to Stockholders’ Equity;

(b) (i) any non-cash write-off to Stockholders’ Equity with respect to the Fiscal Year ended December 31, 2020 and (ii) any non-cash write-off to goodwill with respect to any Fiscal Year commencing after December 31, 2020, shall be disregarded in the computation of Stockholders’ Equity such that the amount of any reduction thereof resulting from such write-offs shall be added back to Stockholders’ Equity;

(c) any non-cash write-off to Stockholders’ Equity with respect to the Fiscal Year ended December 31, 2021 or December 31, 2022 (excluding any such write-offs to goodwill with respect to either such Fiscal Year) shall be disregarded in the computation of Stockholders’ Equity such that the amount of any reduction thereof resulting from such write-off shall be added back to Stockholders’ Equity; provided that the aggregate amount of such write-offs added back to Stockholders’ Equity pursuant to this clause (c) shall not exceed the greater of (i) 10.0% of the total assets of the Borrower and its Subsidiaries taken as a whole as determined in accordance with GAAP as at the last day of the most recently ended Fiscal Quarter and (ii) $3,000,000,000; and

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(d) “net loss attributable to Royal Caribbean Cruises Ltd.” (but excluding any net loss associated with an impairment or write-off added back pursuant to clause (b) or (c) above), determined in accordance with GAAP as shown in the Borrower’s consolidated statement of comprehensive (loss) income, attributable to the Fiscal Years ending December 31, 2021 and December 31, 2022 (excluding, for the avoidance of doubt, any such amount attributable to goodwill or write-offs with respect the Fiscal Year ended December 31, 2020) shall be added back to Stockholders’ Equity; provided that the aggregate amount added back to Stockholders’ Equity pursuant to clause (c) above and this clause (d) shall not exceed $4,500,000,000.

For the avoidance of doubt, no item added back to Stockholders’ Equity pursuant to clause (b), clause (c) or clause (d) shall also be added back pursuant to any other such clause.

“Waiver Period” means the period commencing on the Waiver Effective Date and ending on the earlier of (i) September 30, 2022 and (ii) the Covenant Modification Date.

(c)           Section 1.1 of the Existing Agreement shall be amended by deleting the following defined terms in their entirety:

(i)            Bail-In Action;

(ii)           Bail-In Legislation;

(iii)          EEA Financial Institution;

(iv)          EEA Member Country;

(v)           EEA Resolution Authority;

(vi)          EU Bail-In Legislation Schedule; and

(vii)         Write-Down and Conversion Powers.

(d)        The text that appears following the first semicolon in clause (c) of Section 6.1.1 of the Existing Agreement shall be amended and restated in its entirety as follows:

; it being understood and agreed, for the avoidance of doubt, that no such certificate shall be required to be delivered with respect to any Fiscal Quarter or Fiscal Year ending during the Waiver Period;

(e)          Section 6.1.1(i) of the Existing Agreement shall be amended and restated in its entirety as follows:

(i)           within ten Business Days after the end of each month during the period commencing on the Waiver Effective Date and ending with delivery of information for the month ending on September 30, 2022, a certificate, executed by the chief financial officer, the treasurer or the corporate controller of the Borrower, showing (x) a breakdown of customer deposits between valid cruises, cancelled cruises and future cruise certificates and (y) a reconciliation of the Borrower’s consolidated customer deposit balance, in substantially the form attached hereto as Exhibit I;

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(f)           Section 6.1.1(j) of the Existing Agreement shall be amended and restated in its entirety as follows:

(j)          within fifteen Business Days after the end of each Fiscal Quarter during the period commencing on the Waiver Effective Date and ending with delivery of information for the Fiscal Quarter ending on September 30, 2022, updated liquidity projections, in substantially the form attached hereto as Exhibit J, covering the next twelve month period;

(g)          Section 6.2.4(a) of the Existing Agreement shall be amended and restated in its entirety as follows:

(a)            Net Debt to Capitalization Ratio, as at the end of any Fiscal Quarter, to be greater than the applicable level set forth below opposite such Fiscal Quarter under the heading “Net Debt to Capitalization Ratio”:

Fiscal Quarter Ending	Net Debt to Capitalization Ratio*
March 31, 2022	0.775 to 1
June 30, 2022	0.775 to 1
September 30, 2022	0.775 to 1
December 31, 2022	0.750 to 1
March 31, 2023	0.725 to 1
June 30, 2023	0.700 to 1
September 30, 2023	0.675 to 1
December 31, 2023	0.650 to 1
March 31, 2024 and thereafter	0.625 to 1

* To the extent that the Net Debt to Capitalization Ratio is tested for any Fiscal Quarter or Fiscal Year prior to March 31, 2022 as a result of the certification described in the definition of “Covenant Modification Date,” the applicable level for any such period shall be deemed to be 0.775 to 1.

(h)          Section 6.2.9 of the Existing Agreement shall be amended and restated in its entirety as follows:

SECTION 6.2.9      Minimum Liquidity. The Borrower will not allow the aggregate amount of unrestricted cash and Cash Equivalents of the Borrower and its Subsidiaries as determined in accordance with GAAP to be less than the Adjustable Amount as of (i) the last day of any calendar month during the Waiver Period (other than the Covenant Modification Date), or (ii) if the Borrower is not in compliance with the requirements of this Section 6.2.9 as of the last day of any calendar month during the Waiver Period (other than the Covenant Modification Date), the date the certificate required by Section 6.1.1(h) with respect to such month is delivered to the Administrative Agent (it being understood that the Borrower shall not be required to comply with this Section 6.2.9 at any time on or after the Covenant Modification Date).

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(i)           Section 6.2.10 of the Existing Agreement shall be amended and restated in its entirety as follows:

SECTION 6.2.10   Additional Undertakings.

(a)         The Borrower will not enter into any transaction that would result in the Borrower making any cash payment during the period commencing on the Waiver Effective Date and ending on September 30, 2022 in connection with (i) the repurchase, retirement or other acquisition or retirement for value by the Borrower of its capital stock or (ii) the making of any distribution or dividend to any holder of its capital stock; provided that this Section 6.2.10 shall not limit the Borrower’s ability to make any Permitted Restricted Payment.

(b)            The Borrower will not enter into any transaction that would result in the Borrower or any of its Subsidiaries not being able to grant the guarantees required pursuant to Section 6.2.11(b) or 6.2.11(c) hereof.

(c)            The Borrower will not, and will not cause or permit any of its Subsidiaries to, directly or indirectly, make any Restricted Investment (as defined in the Secured Indenture or the Unsecured Indenture) during the period commencing on the Waiver Effective Date and ending on September 30, 2022 that is not permitted by the Secured Indenture and the Unsecured Indenture (assuming the Secured Indenture and the Unsecured Indenture are in effect at the time of the making of such Restricted Investment, regardless of whether such indentures are actually in effect or have been amended after the First Waiver Extension Date); provided, however, that, subject to the terms of this Agreement, the Borrower or any Subsidiary may make any Investment (as defined in the Secured Indenture or the Unsecured Indenture) pursuant to clause (a) or clause (c) of the definition of “Permitted Investments” (as set forth in the Secured Indenture or the Unsecured Indenture) without giving effect to any proviso contained therein.

(d)            If at any time during the period commencing on the First Waiver Extension Date and ending on September 30, 2022 the Borrower or any of its Subsidiaries has Available Proceeds, then the Borrower shall, within fifteen Business Days of the date upon which such Available Proceeds are determined, apply 50% of such Available Proceeds to repay all or any portion of the Advances or any other Indebtedness that is pari passu in right of payment to the Obligations, in each case, subject to the terms of the documentation governing such Indebtedness; provided that any repayment of Indebtedness under any revolving credit agreement pursuant to this clause (d) shall be accompanied by a corresponding permanent reduction in the related revolving credit commitments.

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(j)            Section 11.21 of the Existing Agreement shall be amended and restated in its entirety as follows:

SECTION 11.21.    Contractual Recognition of Bail-In. Notwithstanding any other term of any Loan Document or any other agreement, arrangement or understanding between the parties to this Agreement, each such party acknowledges and accepts that any liability of any party to this Agreement to any other party to this Agreement under or in connection with the Loan Documents may be subject to Bail-In Action by the relevant Resolution Authority and acknowledges and accepts to be bound by the effect of:

(a)       any Bail-In Action in relation to any such liability, including (without limitation):

(i)        a reduction, in full or in part, in the principal amount, or outstanding amount due (including any accrued but unpaid interest) in respect of any such liability;

(ii)       a conversion of all, or part of, any such liability into shares or other instruments of ownership that may be issued to, or conferred on, it; and

(iii)      a cancellation of any such liability; and

(b)       a variation of any term of any Loan Document to the extent necessary to give effect to any Bail-In Action in relation to any such liability.

As used herein:

“Article 55 BRRD” means Article 55 of Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms.

“Bail-In Action” means the exercise of any Write-down and Conversion Powers.

“Bail-In Legislation” means:

(a)       in relation to an EEA Member Country which has implemented, or which at any time implements, Article 55 BRRD, the relevant implementing law or regulation as described in the EU Bail-In Legislation Schedule from time to time;

(b)       in relation to any state other than such an EEA Member Country and the United Kingdom, any analogous law or regulation from time to time which requires contractual recognition of any Write-down and Conversion Powers contained in that law or regulation; and

(c)       in relation to the United Kingdom, the UK Bail-In Legislation.

“EEA Member Country” means any Member State of the European Union, Iceland, Liechtenstein and Norway.

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“EU Bail-In Legislation Schedule” means the document described as such and published by the Loan Market Association (or any successor person) from time to time.

“Resolution Authority” means any body which has authority to exercise any Write-down and Conversion Powers.

“UK Bail-In Legislation” means Part I of the United Kingdom Banking Act 2009 and any other law or regulation applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (otherwise than through liquidation, administration or other insolvency proceedings).

“Write-down and Conversion Powers” means:

(a)       in relation to any Bail-In Legislation described in the EU Bail-In Legislation Schedule from time to time, the powers described as such in relation to that Bail-In Legislation in the EU Bail-In Legislation Schedule;

(b)       in relation to any other applicable Bail-In Legislation other than the UK Bail-In Legislation:

(i)        any powers under that Bail-In Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or other financial institution or affiliate of a bank, investment firm or other financial institution, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers; and

(ii)       any similar or analogous powers under that Bail-In Legislation; and

(c)       in relation to the UK Bail-In Legislation, any powers under the UK Bail-In Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or other financial institution or affiliate of a bank, investment firm or other financial institution, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under the UK Bail-In Legislation that are related to or ancillary to any of those powers.

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(k)            Item 5.9(b) of Schedule II to the Existing Agreement shall be amended and restated in its entirety in the form of Schedule I hereto.

SECTION 2.  Conditions of Amendment Effectiveness. This Amendment shall become effective as of the date on which each of the following conditions has been satisfied (or waived) in accordance with the terms hereof (such date, the “Amendment Effective Date”):

(a)            The Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment.

(b)            The Administrative Agent shall have received, for the account of each Lender who has delivered a counterpart to this Amendment, an amendment fee paid by or on behalf of the Borrower in an amount equal to 0.15% of the Revolving Credit Commitment of such Lender.

SECTION 3. Representation and Warranty of the Borrower. To induce the Lender Parties to enter into this Amendment, the Borrower represents and warrants that, as of the Amendment Effective Date:

(a)            The representations and warranties contained in Article V (excluding, however, those contained in the last sentence of Section 5.6) of the Amended Agreement are true and correct in all material respects except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct, and

(b)            No Default, Prepayment Event or event which (with notice or lapse of time or both) would become a Prepayment Event has occurred and is continuing.

SECTION 4. Reference to and Effect on the Existing Agreement. On and after the effectiveness of this Amendment, each reference in the Existing Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Agreement shall mean and be a reference to the Amended Agreement. The Existing Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender Party or the Administrative Agent under the Existing Agreement, nor constitute a waiver of any provision of the Existing Agreement. This Amendment shall be deemed to constitute a Loan Document.

SECTION 5. Costs and Expenses. The Borrower agrees to pay on demand all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other documents to be delivered hereunder (including the reasonable and documented fees and expenses of one counsel for the Administrative Agent and the Lender Parties with respect hereto and thereto; it being understood that the foregoing shall be limited to the reasonable and documented fees and expenses of Shearman & Sterling LLP) in accordance with the terms of the Amended Agreement.

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SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.

SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 8. Incorporation of Terms. The provisions of Sections 11.13, 11.17 and 11.18 of the Existing Agreement shall be incorporated into this Amendment as if set out in full in this Amendment and as if references in those sections to “this Agreement” were references to this Amendment.

SECTION 9. Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except as permitted by Section 11.1 of the Amended Agreement.

SECTION 10. Defined Terms. Capitalized terms not otherwise defined in this Amendment shall have the same meanings as specified in the Amended Agreement.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ROYAL CARIBBEAN CRUISES LTD.

By	/S/ JASON T. LIBERTY
	Name:	Jason T. Liberty
	Title:	EVP, Chief Financial Officer

SIGNATURE PAGE	Royal Caribbean – Amendment to BNS Revolver

Lender Parties:

BANK OF AMERICA, N.A.

By	/S/ BRIAN D. CORUM
	Name:	Brian D. Corum
	Title:	Managing Director

SIGNATURE PAGE	Royal Caribbean – Amendment to BNS Revolver

Lender Parties:

The Bank of Nova Scotia

By	/S/ AJIT GOSWAMI
	Name:	Ajit Goswami
	Title:	Managing Director & Industry Head

SIGNATURE PAGE	Royal Caribbean – Amendment to BNS Revolver

Lender Parties:

DNB Capital LLC

By	/S/ Magdalena Brzostowska
	Name:	Magdalena Brzostowska
	Title:	Senior Vice President

By	/S/ Mita Zalavadia
	Name:	Mita Zalavadia
	Title:	Assistant Vice President

SIGNATURE PAGE	Royal Caribbean – Amendment to BNS Revolver

Lender Parties:

Sumitomo Mitsui Banking Corporation

By	/S/ Eugene Nirenberg
	Name:	Eugene Nirenberg
	Title:	Executive Director

SIGNATURE PAGE	Royal Caribbean – Amendment to BNS Revolver

Lender Parties:

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH

By	/S/ CARA YOUNGER
	Name:	Cara Younger
	Title:	Executive Director

By	/S/ MIRIAM TRAUTMANN_
	Name:	Miriam Trautmann
	Title:	Senior Vice President

SIGNATURE PAGE	Royal Caribbean – Amendment to BNS Revolver

Lender Parties:

Wells Fargo Bank, National Association

By	/S/ Emma Clifford
	Name:	Emma Clifford
	Title:	Director & Relationship Manager

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Lender Parties:

REGIONS BANK

By	/S/ CHERYL L. SHELHART
	Name:	Cheryl L. Shelhart
	Title:	Director

SIGNATURE PAGE	Royal Caribbean – Amendment to BNS Revolver

Lender Parties:

PNC BANK, NATIONAL ASSOCIATION

By	/S/ RYAN GARR
	Name:	Ryan Garr
	Title:	Vice President

SIGNATURE PAGE	Royal Caribbean – Amendment to BNS Revolver

Lender Parties:

U.S. Bank National Association

By	/S/ Mike Warren
	Name:	Mike Warren
	Title:	Senior Vice President

SIGNATURE PAGE	Royal Caribbean – Amendment to BNS Revolver

Lender Parties:

Banco Santander S.A. New York Branch

By	/s/ Rita Walz Cuccioli
	Name:	Rita Walz Cuccioli
	Title:	Executive Director

By	/s/ Juan Garcia
	Name:	Juan Garcia
	Title:	Managing Director

SIGNATURE PAGE	Royal Caribbean – Amendment to BNS Revolver

Lender Parties:

Truist

By	/s/ Amanda Parks
	Name:	Amanda Parks
	Title:	SVP

SIGNATURE PAGE	Royal Caribbean – Amendment to BNS Revolver

Lender Parties:

Commerzbank AG, New York Branch

By	/S/ PEDRO BELL
	Name:	Pedro Bell
	Title:	Managing Director

By	/S/ BIANCA NOTARI
	Name:	Bianca Notari
	Title:	Vice President

SIGNATURE PAGE	Royal Caribbean – Amendment to BNS Revolver

Lender Parties:

MUFG BANK, LTD.

By	/S/ George Stoecklein
	Name:	George Stoecklein
	Title:	Managing Director

SIGNATURE PAGE	Royal Caribbean – Amendment to BNS Revolver

Lender Parties:

CIBC BANK USA

By	/S/ JAVIER GUTIERREZ
	Name:	Javier Gutierrez
	Title:	Managing Director

SIGNATURE PAGE	Royal Caribbean – Amendment to BNS Revolver

Lender Parties:

Bayerische Landesbank, New York Branch

By	/S/ VARBIN STAYKOFF
	Name:	Varbin Staykoff
	Title:	Senior Director

By	/S/ ANDREW KJOLLER
	Name:	Andrew Kjoller
	Title:	Executive Director

SIGNATURE PAGE	Royal Caribbean – Amendment to BNS Revolver

Lender Parties:

BNP PARIBAS

By	/S/ JAMES GOODALL
	Name:	James Goodall
	Title:	Managing Director

By	/S/ KYLE FITZPATRICK
	Name:	Kyle Fitzpatrick
	Title:	Vice President

SIGNATURE PAGE	Royal Caribbean – Amendment to BNS Revolver

Lender Parties:

DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK, NEW YORK BRANCH

By	/S/ HARRY MORENO
	Name:	Harry Moreno
	Title:	Senior Vice President

By	/S/ DANIEL TESCHNER
	Name:	Daniel Teschner
	Title:	Senior Vice President

SIGNATURE PAGE	Royal Caribbean – Amendment to BNS Revolver

Lender Parties:

Intesa Sanpaolo S.p.A. – New York branch

By	/S/ ALESSANDRO TOIGO
	Name:	Alessandro Toigo
	Title:	Head of Corporate Desk

By	/S/ NEIL DERFLER
	Name:	Neil Derfler
	Title:	Global Relationship Manager

SIGNATURE PAGE	Royal Caribbean – Amendment to BNS Revolver

FIRST HORIZON BANK, as Lender

By	/S/ DILIAN SCHULZ
	Name:	Dilian Schulz
	Title:	Senior Vice President

SIGNATURE PAGE	Royal Caribbean – Amendment to BNS Revolver

Lender Parties:

Citibank, N.A.

By	/S/ SIMON ROBERT TAYLOR
	Name:	Simon Robert Taylor
	Title:	Vice President

SIGNATURE PAGE	Royal Caribbean – Amendment to BNS Revolver

Lender Parties:

FIFTH THIRD BANK, NATIONAL ASSOCIATION

By	/S/ GRAEME L. JACK
	Name:	Graeme L. Jack
	Title:	Vice President

SIGNATURE PAGE	Royal Caribbean – Amendment to BNS Revolver

Lender Parties:

JPMORGAN CHASE BANK, N.A.

By	/S/ CODY A CANAFAX
	Name:	Cody A. Canafax
	Title:	Vice President

SIGNATURE PAGE	Royal Caribbean – Amendment to BNS Revolver

Lender Parties:

MIZUHO BANK, LTD.

By	/S/ TRACY RAHN
	Name:	Tracy Rahn
	Title:	Executive Director

SIGNATURE PAGE	Royal Caribbean – Amendment to BNS Revolver

Lender Parties:

INDUSTRIAL AND COMMERCIAL BANK
OF CHINA LIMITED, NEW YORK BRANCH

By	/S/ XUAN ZHANG
	Name:	Xuan Zhang
	Title:	Associate

By	/S/ PINYEN SHIH
	Name:	Pinyen Shih
	Title:	Executive Director

SIGNATURE PAGE	Royal Caribbean – Amendment to BNS Revolver

Lender Parties:

SOCIETE GENERALE

By	/S/ SHELLEY YU
	Name:	Shelley Yu
	Title:	Director

SIGNATURE PAGE	Royal Caribbean – Amendment to BNS Revolver

Lender Parties:

The Toronto-Dominion Bank, New York Branch

By	/S/ MICHAEL BOROWIECKI
	Name:	Michael Borowiecki
	Title:	Authorized Signatory

SIGNATURE PAGE	Royal Caribbean – Amendment to BNS Revolver

Lender Parties:

BARCLAYS BANK PLC

By	/S/ JAKE LAM
	Name:	Jake Lam
	Title:	Assistant Vice President

SIGNATURE PAGE	Royal Caribbean – Amendment to BNS Revolver

Lender Parties:

HSBC BANK USA, N.A.

By	/S/ PATRICK D. MUELLER
	Name:	Patrick D. Mueller
	Title:	Managing Director

SIGNATURE PAGE	Royal Caribbean – Amendment to BNS Revolver

Lender Parties:

MORGAN STANLEY BANK, N.A.

By	/S/ JONATHAN KERNER
	Name:	Jonathan Kerner
	Title:	Authorized Signatory

SIGNATURE PAGE	Royal Caribbean – Amendment to BNS Revolver

Lender Parties:

Morgan Stanley Senior Funding, Inc.

By	/S/ JONATHAN KERNER
	Name:	Jonathan Kerner
	Title:	Executive Director

SIGNATURE PAGE	Royal Caribbean – Amendment to BNS Revolver

Lender Parties:

STANDARD CHARTERED BANK

By	/S/ JAMES BECK
	Name:	James Beck
	Title:	Associate Director

SIGNATURE PAGE	Royal Caribbean – Amendment to BNS Revolver

Lender Parties:

Goldman Sachs Bank USA

By	/S/ DAN MARTIS
	Name:	Dan Martis
	Title:	Authorized Signatory

SIGNATURE PAGE	Royal Caribbean – Amendment to BNS Revolver

Lender Parties:

LANDESBANK HESSEN-THÜRINGEN
GIROZENTRALE, NEW YORK BRANCH

By	/S/ DAVID LEECH
	Name:	David Leech
	Title:	Senior Vice President

By	/S/ RALF GOEBEL
	Name:	Ralf Goebel
	Title:	Vice President

SIGNATURE PAGE	Royal Caribbean – Amendment to BNS Revolver

ACKNOWLEDGED AND AGREED BY:

The Bank of Nova Scotia
as Administrative Agent

By	/S/ AJIT GOSWAMI
	Name:	Ajit Goswami
	Title:	Managing Director & Industry Head

SIGNATURE PAGE	Royal Caribbean – Amendment to BNS Revolver

Schedule I

Item 5.9(b): Vessels

Vessel	Owner	Flag
Grandeur of the Seas	Grandeur of the Seas Inc.	Bahamas
Rhapsody of the Seas	Rhapsody of the Seas Inc.	Bahamas
Enchantment of the Seas	Enchantment of the Seas Inc.	Bahamas
Vision of the Seas	Vision of the Seas Inc.	Bahamas
Voyager of the Seas	Voyager of the Seas Inc.	Bahamas
Mariner of the Seas	Mariner of the Seas Inc.	Bahamas
Celebrity Millennium	Millennium Inc.	Malta
Explorer of the Seas	Explorer of the Seas Inc.	Bahamas
Celebrity Infinity	Infinity Inc.	Malta
Radiance of the Seas	Radiance of the Seas Inc.	Bahamas
Celebrity Summit	Summit Inc.	Malta
Adventure of the Seas	Adventure of the Seas Inc.	Bahamas
Navigator of the Seas	Navigator of the Seas Inc.	Bahamas
Celebrity Constellation	Constellation Inc.	Malta
Serenade of the Seas	Serenade of the Seas Inc.	Bahamas
Jewel of the Seas	Jewel of the Seas Inc.	Bahamas
Celebrity Xpedition	Oceanadventures S.A.	Ecuador
Freedom of the Seas	Freedom of the Seas Inc.	Bahamas
Azamara Journey	Azamara Journey Inc.	Malta
Azamara Quest	Azamara Quest Inc.	Malta
Liberty of the Seas	Liberty of the Seas Inc.	Bahamas
Independence of the Seas	Independence of the Seas Inc.	Bahamas
Celebrity Solstice	Celebrity Solstice Inc.	Malta
Celebrity Equinox	Celebrity Equinox Inc.	Malta
Oasis of the Seas	Oasis of the Seas Inc.	Bahamas
Celebrity Eclipse	Celebrity Eclipse Inc.	Malta
Allure of the Seas	Allure of the Seas Inc.	Bahamas
Celebrity Silhouette	Celebrity Silhouette Inc.	Malta
Celebrity Reflection	Celebrity Reflection Inc.	Malta
Quantum of the Seas	Quantum of the Seas Inc.	Bahamas
Brilliance of the Seas	Brilliance of the Seas Shipping Inc.	Bahamas
Anthem of the Seas	Anthem of the Seas Inc.	Bahamas
Celebrity Xploration	Oceanadventures S.A.	Ecuador
Ovation of the Seas	Ovation of the Seas Inc.	Bahamas
Harmony of the Seas	Harmony of the Seas Inc.	Bahamas
Symphony of the Seas	Symphony of the Seas Inc.	Bahamas
Celebrity Edge	Celebrity Edge Inc.	Malta
Azamara Pursuit	Azamara Pursuit Inc.	Malta
Silver Cloud	Silver Cloud Shipping Co. Ltd.	Bahamas
Silver Wind	Silver Wind Shipping Ltd.	Bahamas
Silver Shadow	Silver Shadow Shipping Co. Ltd.	Bahamas
Silver Spirit	Silver Spirit Shipping Co. Ltd.	Bahamas
Silver Muse	Silver Muse Shipping Co. Ltd.	Bahamas
Silver Galapagos	Silversea Cruises Ltd.	Bahamas
Spectrum of the Seas	Spectrum of the Seas Inc.	Bahamas
Celebrity Flora	Islas Galápagos Turismo y Vapores C.A.	Ecuador
Celebrity Apex	Celebrity Apex Inc.	Malta
Silver Origin	Canodros CL	Ecuador

[Schedule I]